Exhibit 99.2
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$1.14	$0.97	$1.76	$3.19	$2.85	$2.42	$1.52	$1.28
Notable items impact on earnings per share(a)	(0.03)	(0.38)	(0.19)	0.78	(0.79)	(0.80)	(0.22)	0.14
Adjusted diluted net earnings per share(a)	$1.17	$1.35	$1.95	$2.41	$3.64	$3.22	$1.74	$1.14
Diluted weighted average # of shares outstanding	383.3	383.2	377.5	370.1	363.1	347.7	343.8	338.7

Total Net Sales	$2,801	$3,419	$3,841	$3,922	$5,373	$5,348	$4,481	$3,604
Cost of goods sold	2,049	2,554	2,693	2,483	3,526	3,846	3,512	2,934
Gross Margin	$752	$865	$1,148	$1,439	$1,847	$1,502	$969	$670
SG&A	108	98	123	133	108	124	133	127
Other operating (income) expense(p)	160	65	55	50	65	224	136	(2)
Operating earnings	$484	$702	$970	$1,256	$1,674	$1,154	$700	$545
Interest expense, net	(37)	(48)	(39)	(40)	(34)	(31)	(34)	(41)
Consolidated foreign currency gain/(loss)	111	(100)	(44)	311	(227)	(61)	75	51
Earnings from consolidated companies before income taxes	559	554	886	1,527	1,377	1,061	677	546
Provision for (benefit from) income taxes	116	177	245	372	369	277	206	118
Earnings (loss) from consolidated companies	$443	$377	$641	$1,155	$1,008	$784	$471	$428
Equity in net earnings (loss) of nonconsolidated companies	(4)	(1)	20	31	36	72	57	31
Less: Net earnings (loss) attributable to noncontrolling interests	2	4	(4)	4	8	14	5	24
Net earnings (loss) attributable to Mosaic	$437	$372	$665	$1,182	$1,036	$842	$523	$435
After tax Notable items included in earnings	$(10)	$(145)	$(73)	$288	$(286)	$(277)	$(75)	$46

Gross Margin Rate	27%	25%	30%	37%	34%	28%	22%	19%

Effective Tax Rate (including discrete tax)	21%	32%	28%	24%	27%	26%	30%	22%
Discrete Tax benefit (expense)	$49	$(19)	$(26)	$9	$(14)	$(12)	$(9)	$14

Depreciation, Depletion and Amortization	$204	$186	$214	$226	$245	$229	$233	$220
Accretion Expense	$19	$18	$19	$20	$20	$19	$22	$23
Share-Based Compensation Expense	$4	$5	$6	$16	$(1)	$6	$6	$12
Notable Items	$8	$163	$59	$(374)	$361	$354	$84	$(66)
Adjusted EBITDA(b)	$829	$969	$1,227	$1,451	$2,028	$1,686	$1,051	$777

Net cash provided by (used in) operating activities	$1,015	$423	$431	$506	$1,585	$889	$956	$149
Cash paid for interest (net of amount capitalized)	88	18	82	4	80	3	83	8
Cash paid for income taxes (net of refunds)	36	54	36	259	233	253	370	226
Net cash used in investing activities	$(271)	$(351)	$(392)	$(297)	$(265)	$(355)	$(343)	$(221)
Capital expenditures	(297)	(340)	(363)	(291)	(263)	(354)	(341)	(322)
Net cash (used in) provided by financing activities	$(82)	$(618)	$(107)	$(125)	$(1,331)	$(650)	$(573)	$(209)
Cash dividends paid	(29)	(28)	(28)	(41)	(54)	(51)	(51)	(152)
Effect of exchange rate changes on cash	$69	$(32)	$(5)	$31	$(33)	$(20)	$(8)	$4
Net change in cash and cash equivalents	$731	$(579)	$(72)	$115	$(44)	$(135)	$32	$(277)

Short-term debt	$—	$—	$303	$481	$17	$201	$225	$855
Long-term debt (including current portion)	4,463	3,995	3,979	3,977	3,960	3,959	3,397	3,389
Cash & cash equivalents	1,418	843	770	882	839	703	735	465
Net debt	$3,045	$3,152	$3,512	$3,576	$3,138	$3,457	$2,887	$3,779

Segment Contributions (in millions)
Phosphate	$1,175	$1,281	$1,466	$1,496	$1,801	$1,577	$1,310	$1,382
Potash	663	589	897	1,060	1,580	1,432	1,136	907
Mosaic Fertilizantes	1,036	1,755	1,535	1,488	2,260	2,629	1,910	1,343
Corporate and Other(c)	(73)	(206)	(57)	(122)	(268)	(290)	125	(28)
Total net sales	$2,801	$3,419	$3,841	$3,922	$5,373	$5,348	$4,481	$3,604

Phosphate	$283	$326	$418	$493	$578	$131	$145	$266
Potash	49	220	443	563	915	793	497	402
Mosaic Fertilizantes	170	290	195	187	420	323	(20)	(32)
Corporate and Other(c)	(18)	(134)	(86)	13	(239)	(93)	78	(91)
Consolidated operating earnings	$484	$702	$970	$1,256	$1,674	$1,154	$700	$545

Phosphate(d)	1,982	1,836	1,813	1,661	1,675	1,651	1,571	1,836
Potash(d)	2,326	1,808	2,072	1,792	2,304	2,142	1,863	1,910
Mosaic Fertilizantes	2,341	3,350	2,347	1,822	2,320	2,824	2,472	2,080
Corporate and Other	427	292	432	370	533	221	466	420
Total finished product tonnes sold ('000 tonnes)	7,076	7,286	6,664	5,645	6,832	6,838	6,372	6,246
Sales of Performance Products ('000 tonnes)(e)	917	1,132	1,077	711	741	790	1,265	819

The Mosaic Company - Phosphate Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,175	$1,281	$1,466	$1,496	$1,801	$1,577	$1,310	$1,382
Cost of Goods Sold	866	917	1,006	968	1,159	1,219	1,078	1,123
Gross Margin	$309	$364	$460	$528	$642	$358	$232	$259
Notable Items Included in Gross Margin	—	(17)	(9)	—	—	(9)	(30)	—
Adjusted Gross Margin(b)	$309	$381	$469	$528	$642	$367	$262	$259

SG&A	10	7	15	8	10	8	15	10
Other operating (income) expense	16	31	27	27	54	219	72	(17)

Operating Earnings	$283	$326	$418	$493	$578	$131	$145	$266
Plus: Depreciation, Depletion and Amortization	106	106	115	120	133	121	111	116
Plus: Accretion Expense	10	13	13	13	14	13	15	16
Plus: Foreign Exchange Gain (Loss)	8	6	(11)	(7)	—	3	(4)	(2)
Plus: Other Income (Expense)	2	1	—	—	(24)	1	(9)	—
Plus: Dividends from equity investments	—	—	—	—	—	—	—	25
Less: Earnings (loss) from Consolidated Noncontrolling Interests	2	4	(3)	4	9	14	5	25
Plus: Notables Items	1	31	33	17	66	226	95	(14)
Adjusted EBITDA(b)	$408	$479	$571	$632	$758	$481	$348	$382

Capital expenditures	$150	$161	$187	$148	$157	$168	$159	$142
Gross Margin $ / tonne of finished product	$156	$198	$254	$318	$383	$217	$148	$141
Adjusted Gross Margin $ / tonne of finished product	$156	$208	$259	$318	$383	$222	$167	$141
Gross margin as a percent of sales	26%	28%	31%	35%	36%	23%	18%	19%

Freight included in finished goods (in millions)	$103	$96	$103	$90	$94	$98	$95	$96
Idle/Turnaround costs (excluding notable items)	$38	$33	$25	$31	$79	$79	$70	$42

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	880	907	907	917	814	824	844	1,022
Performance & other products(f)	971	812	813	659	780	750	640	740
Other products(i)	131	117	93	85	81	77	87	74
Total Finished Product(d)	1,982	1,836	1,813	1,661	1,675	1,651	1,571	1,836

DAP selling price (fob plant)(r)	$544	$605	$676	$785	$920	$809	$722	$660
Average finished product selling price (destination)(g)	$580	$681	$758	$877	$1,048	$924	$794	$717

Production Volumes ('000 tonnes)
Total tonnes produced(h)	1,827	1,738	1,857	1,745	1,636	1,664	1,602	1,836
Operating Rate	73%	70%	75%	70%	66%	67%	65%	74%

Raw Materials
Ammonia used in production	$256	$255	$287	$258	$236	$236	$243	$274
% manufactured ammonia used in production	29%	20%	20%	34%	22%	5%	42%	29%
Sulfur used in production	$824	$792	$848	$818	$764	$781	$745	$840
% prilled sulfur used in production	18%	21%	17%	11%	5%	—%	3%	7%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$382	$424	$463	$532	$591	$665	$653	$605
Sulfur (long ton)(k)	$172	$214	$229	$281	$385	$436	$348	$236
Blended rock	$60	$59	$64	$61	$64	$68	$78	$77

Phosphate cash conversion costs, production / tonne(s)	$68	$68	$71	$76	$86	$85	$96	$96
Cash costs of U.S. mined rock/production tonne(t)	$37	$41	$44	$50	$46	$41	$48	$58

ARO cash spending (in millions)	$33	$26	$26	$33	$28	$33	$43	$41

MWSPC equity earnings (loss)	$(7)	$(1)	$20	$31	$34	$72	$58	$31
MWSPC total sales tonnes (DAP/MAP/NPK)	360	486	653	592	413	599	684	762

Miski Mayo external sales revenue	$18	$21	$18	$26	$21	$33	$38	$41

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$663	$589	$897	$1,060	$1,580	$1,432	$1,136	$907
Cost of Goods Sold	446	353	433	481	652	633	598	494
Gross Margin	$217	$236	$464	$579	$928	$799	$538	$413
Notable Items Included in Gross Margin	(15)	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$232	$236	$464	$579	$928	$799	$538	$413

SG&A	8	8	11	7	8	6	9	8
Other operating (income) expense(p)	160	8	10	9	5	—	32	3

Operating Earnings	$49	$220	$443	$563	$915	$793	$497	$402
Plus: Depreciation, Depletion and Amortization	70	50	68	77	81	76	73	70
Plus: Accretion Expense	4	2	2	2	2	2	2	2
Plus: Foreign Exchange Gain (Loss)	28	(38)	3	17	(23)	(19)	6	3
Plus: Other Income (Expense)	—	—	—	—	—	—	—	—
Plus: Notable Items	134	38	1	(8)	23	19	19	(3)
Adjusted EBITDA(b)	$285	$272	$517	$651	$998	$871	$597	$474

Capital expenditures	$98	$123	$92	$65	$67	$78	$72	$93
Gross Margin $ / tonne of finished product	$93	$131	$224	$323	$403	$373	$289	$216
Adjusted Gross Margin $ / tonne of finished product	$100	$131	$224	$323	$403	$373	$289	$216
Gross margin as a percent of sales	33%	40%	52%	55%	59%	56%	47%	46%

Supplemental Cost Information
Canadian resource taxes	$54	$57	$113	$157	$274	$258	$238	$121
Royalties	$10	$8	$15	$27	$32	$31	$24	$19
Freight(l)	$99	$60	$65	$70	$76	$55	$66	$80
Idle/Turnaround costs (excluding notable items)	$13	$36	$11	$15	$9	$13	$24	$22

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	2,064	1,547	1,870	1,532	2,045	1,952	1,707	1,696
Performance & other products(m)	252	202	187	243	245	178	143	201
Other products(i)	10	59	15	17	14	12	13	13
Total Finished Product(d)	2,326	1,808	2,072	1,792	2,304	2,142	1,863	1,910

Crop Nutrients North America	1,117	642	610	618	727	439	594	739
Crop Nutrients International	1,061	1,067	1,301	1,020	1,415	1,574	1,145	1,053
Non-Agricultural	148	99	161	154	162	129	125	118
Total Finished Product(d)	2,326	1,808	2,072	1,792	2,304	2,142	1,863	1,910

MOP selling price (fob mine)(u)	$243	$290	$414	$582	$678	$666	$581	$421
Average finished product selling price (destination)(g)	$285	$326	$433	$591	$686	$669	$610	$475

Production Volumes ('000 tonnes)
Production Volume	2,131	1,580	2,208	2,200	2,436	2,266	2,151	1,944
Operating Rate	88%	65%	81%	80%	87%	81%	77%	69%

MOP cash costs of production including brine / production tonne(n)	$62	$72	$71	$81	$78	$78	$76	$81
ARO cash spending (in millions)	$3	$7	$15	$18	$13	$11	$5	$3

Average CAD / USD	$1.229	$1.259	$1.261	$1.267	$1.276	$1.304	$1.358	$1.352

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$1,036	$1,755	$1,535	$1,488	$2,260	$2,629	$1,910	$1,343
Cost of Goods Sold	852	1,423	1,313	1,269	1,810	2,281	1,882	1,344
Gross Margin	$184	$332	$222	$219	$450	$348	$28	$(1)
Notable Items Included in Gross Margin	(6)	3	23	(18)	—	14	(1)	—
Adjusted Gross Margin(b)	$190	$329	$199	$237	$450	$334	$29	$(1)

SG&A	18	20	24	21	27	25	29	26
Other operating (income) expense	(4)	22	3	11	3	—	19	5

Operating Earnings	$170	$290	$195	$187	$420	$323	$(20)	$(32)
Plus: Depreciation, Depletion and Amortization	24	26	28	25	27	28	45	32
Plus: Accretion Expense	4	3	4	4	4	4	5	5
Plus: Foreign Exchange Gain (Loss)	34	(40)	(31)	119	(83)	(66)	38	23
Plus: Other Income (Expense)	(2)	(2)	(1)	(1)	(1)	(1)	(1)	(1)
Less: Earnings from Consolidated Noncontrolling Interests	(1)	—	—	—	(1)	—	—	—
Plus: Notable Items	(28)	40	2	(101)	76	55	(38)	(24)
Adjusted EBITDA(b)	$203	$317	$197	$233	$444	$343	$29	$3

Capital expenditures	$44	$52	$81	$75	$39	$92	$100	$87
Gross Margin $ / tonne of finished product	$78	$99	$95	$120	$194	$123	$11	$(1)
Adjusted Gross Margin $ / tonne of finished product	$81	$98	$85	$130	$194	$118	$12	$(1)
Gross margin as a percent of sales	18%	19%	14%	15%	20%	13%	1%	—%
Idle/Turnaround costs (excluding notable items)	$9	$16	$25	$9	$30	$44	$29	11

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	686	722	599	737	638	488	505	510
Potash produced in Brazil	66	56	59	46	46	33	40	44
Purchased nutrients for distribution(q)	1,589	2,572	1,689	1,039	1,636	2,303	1,927	1,526
Total Finished Product	2,341	3,350	2,347	1,822	2,320	2,824	2,472	2,080

Sales of Performance Products ('000 tonnes)(e)	299	584	375	155	290	574	473	211

Brazil MAP price (Brazil production delivered price to third party)	$589	$622	$765	$882	$1,021	$866	$663	$669
Average finished product selling price (destination)(g)	$442	$524	$654	$817	$974	$931	$773	$646

Production Volumes ('000 tonnes)
MAP	218	210	233	261	266	174	261	235
TSP	127	130	102	131	129	85	82	106
SSP	287	350	349	312	275	343	332	283
DCP	117	130	124	127	85	114	126	108
NPK	52	65	55	64	55	25	49	45
Total phosphate tonnes produced	801	885	863	895	810	741	851	777
MOP	92	97	97	94	38	69	100	82

Phosphate operating rate	82%	91%	89%	92%	83%	76%	87%	78%
Potash operating rate	71%	75%	74%	72%	29%	55%	80%	65%

Realized Costs ($/tonne)
Ammonia/tonne	$527	$640	$775	$1,145	$1,396	$1,267	$1,354	$1,150

Sulfur (long ton)	$177	$222	$251	$337	$384	$432	$402	$278
Blended rock	$80	$81	$83	$105	$102	$106	$106	$124

Purchases ('000 tonnes)
DAP/MAP from Mosaic	96	62	89	102	102	30	38	146
MicroEssentials® from Mosaic	418	344	243	248	448	370	205	277
Potash from Mosaic/Canpotex	473	1,023	550	398	663	798	417	235

Phosphate cash conversion costs in BRL, production / tonne(s)	R$359	R$347	R$388	R$403	R$506	R$533	R$483	R$538
Potash cash conversion costs in BRL, production / tonne	R$1,076	R$986	R$1,059	R$1,296	R$2,285	R$1,591	R$1,176	R$1,455
Mined rock costs in BRL, cash produced / tonne	R$409	R$430	R$456	R$557	R$500	R$525	R$632	R$606
ARO cash spending (in millions)	$5	$5	$5	$2	$4	$5	$11	$3

Average BRL / USD	$5.301	$5.225	$5.579	$5.235	$4.917	$5.244	$5.255	$5.196

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(73)	$(206)	$(57)	$(122)	$(268)	$(290)	$125	$(28)
Cost of Goods Sold	(115)	(139)	(59)	(235)	(95)	(287)	(46)	(27)
Gross Margin (Loss)	$42	$(67)	$2	$113	$(173)	$(3)	$171	$(1)
Notable items Included in Gross Margin	38	(26)	(18)	100	(62)	(76)	14	(1)
Adjusted Gross Margin (Loss)(b)	$4	$(41)	$20	$13	$(111)	$73	$157	$—

SG&A	72	63	73	97	63	85	80	83
Other operating (income) expense	(12)	4	15	3	3	5	13	7

Operating Earnings (Loss)	$(18)	$(134)	$(86)	$13	$(239)	$(93)	$78	$(91)
Plus: Depreciation, Depletion and Amortization	4	4	3	4	4	4	4	2
Plus: Share-Based Compensation Expense	4	5	6	16	(1)	6	6	12
Plus: Foreign Exchange Gain (Loss)	41	(28)	(4)	182	(121)	21	34	27
Plus: Other Income (Expense)	1	—	—	2	(11)	(1)	(53)	(7)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	—	—	—	—	—	—	—	—
Plus: Notable Items	(99)	54	23	(282)	196	54	8	(25)
Adjusted EBITDA(b)	$(67)	$(99)	$(58)	$(65)	$(172)	$(9)	$77	$(82)

Elimination of profit in inventory included in COGS	$(39)	$(60)	$(29)	$(76)	$(180)	$104	$171	$20
Unrealized gain (loss) on derivatives included in COGS	$38	$(26)	$(17)	$100	$(59)	$(76)	$14	$(1)

Operating Data
Sales volumes ('000 tonnes)	427	292	432	370	533	221	466	420
Sales of Performance Products ('000 tonnes)	28	13	12	1	14	9	6	—

Average finished product selling price (destination)(g)	$421	$466	$539	$597	$732	$720	$692	$636

Purchases ('000 tonnes)
DAP/MAP from Mosaic	—	—	—	—	—	6	47	—
MicroEssentials® from Mosaic	5	1	4	15	—	15	1	16
Potash from Mosaic/Canpotex	163	218	304	220	471	332	337	296

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q1 2023
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$51	$(12)	$0.11
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(1)	—	—
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	3	(0.03)
Gain on sale of Streamsong Resort	Phosphate	Other operating income (expense)	57	(14)	0.13
FX functional currency	Mosaic Fertilizantes	Cost of goods sold		—	—
Realized gain (loss) on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	(8)	2	(0.02)
ARO Adjustment	Phosphate	Other operating income (expense)	(20)	5	(0.04)
Environmental reserve	Phosphate	Other operating income (expense)	(6)	1	(0.01)
Total Notable Items			$61	$(15)	$0.14

Q4 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$75	$(18)	$0.16
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	14	(4)	0.03
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(1)	—	—
Fixed asset write-off	Phosphate	Other operating income (expense)	(6)	2	(0.01)
ARO Adjustment	Potash	Other operating income (expense)	3	(1)	0.01
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(9)	(0.03)
Realized gain (loss) on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(20)	5	(0.04)
Environmental reserve	Phosphates	Other operating income (expense)	(44)	11	(0.09)
Hurricane Ian idle costs	Phosphates	Cost of goods sold	(30)	8	(0.07)
Insurance proceeds	Phosphates	Other operating income (expense)	5	(1)	0.01
Pension plan termination settlement	Consolidated	Other non-operating income (expense)	(42)	10	(0.09)
Environmental reserve	Potash	Other operating income (expense)	(28)	7	(0.06)
Lease termination and severance	Corporate and Other	Other operating income (expense)	(4)	1	(0.01)
Total Notable Items			$(89)	$14	$(0.22)

Q3 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(61)	$16	$(0.13)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(76)	20	(0.16)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(12)	4	(0.02)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	14	(4)	0.03
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(12)	(0.04)
ARO Adjustment	Phosphates	Other operating income (expense)	(143)	36	(0.31)
Environmental reserve	Phosphates	Other operating income (expense)	(71)	18	(0.15)
Hurricane Ian idle costs	Phosphates	Cost of goods sold	(9)	2	(0.02)
Insurance proceeds	Phosphates	Other operating income (expense)	4	(1)	0.01
ARO Adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Total Notable Items			$(357)	$80	$(0.80)

Q2 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(227)	$57	$(0.47)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(59)	15	(0.12)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	3	(0.03)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(14)	(0.04)
Realized gain (loss) on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(26)	7	(0.05)
Gain on sale of plant	Mosaic Fertilizantes	Other operating income (expense)	7	(2)	0.02
ARO Adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
Environmental reserve	Phosphates	Other operating income (expense)	(30)	7	(0.06)
Write down of investment	Corporate and Other	Other non-operating income (expense)	(12)	3	(0.02)
Inventory lower of cost or market	Corporate and Other	Cost of goods sold	(3)	1	(0.01)
Total Notable Items			$(364)	$78	$(0.79)

Q1 2022
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$311	$(78)	$0.62
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	100	(25)	0.21
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(9)	3	(0.02)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(18)	5	(0.03)
Fixed asset write-off	Phosphate	Other operating income (expense)	(4)	1	(0.01)
ARO Adjustment	Potash	Other operating income (expense)	(9)	2	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	9	0.03
Total Notable Items			$371	$(83)	$0.78

Q4 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(44)	$11	$(0.09)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(18)	5	(0.03)
Closed and indefinitely idled facility costs	Phosphates	Other operating income (expense)	(9)	3	(0.02)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	5	(2)	0.01
Realized gain on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(2)	1	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(26)	(0.06)
ARO Adjustment	Phosphates	Other operating income (expense)	(5)	1	(0.01)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	23	(6)	0.04
Hurricane Ida recovery	Phosphates	Cost of goods sold/Other income (expense)	(9)	2	(0.02)
ARO Adjustment	Potash	Other operating income (expense)	(4)	1	(0.01)
Total Notable Items			$(63)	$(10)	$(0.19)

Q3 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(100)	$25	$(0.19)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(26)	6	(0.05)
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.03)
Pre-acquisition reserve adjustment	Mosaic Fertilizantes	Other operating income (expense)	(3)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(19)	(0.05)
ARO Adjustment	Phosphate	Other operating income (expense)	(13)	3	(0.03)
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	3	(1)	0.01
Hurricane Ida recovery	Phosphate	Cost of goods sold/Other income (expense)	(18)	5	(0.03)
Total Notable Items			$(168)	$23	$(0.38)

Q2 2021
Description	Segment	Line Item	Amount (in millions)	Tax Effect(u) (in millions)	EPS Impact (per basic share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$111	$(27)	$0.21
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	38	(10)	0.08
Closed and indefinitely idled facility costs	Phosphate	Other operating income (expense)	(11)	3	(0.02)
Closed and indefinitely idled facility costs	Potash	Other operating income (expense)	(4)	1	—
Accelerated depreciation	Potash	Cost of goods sold	(15)	4	(0.04)
Realized gain on RCRA Trust Securities	Phosphate	Other non-operating income (expense)	1	—	—
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	6	0.01
ARO Adjustment	Phosphate	Other operating income (expense)	(3)	1	—
FX functional currency	Mosaic Fertilizantes	Cost of goods sold	(6)	1	(0.01)
Esterhazy closure costs	Potash	Restructuring	(158)	43	(0.30)
Gain on sale of warehouse	Corporate and Other	Other operating income (expense)	20	(5)	0.04
Total Notable Items			$(27)	$17	$(0.03)

Footnotes

(a)Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See "Non-GAAP Reconciliations".
(b)See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.
(c)Includes elimination of intersegment sales.
(d)Finished product sales volumes include intersegment sales.
(e)Includes MicroEssentials, K-Mag, Aspire and Sus-Terra sales tonnes.
(f)Includes MicroEssentials performance products.
(g)Average price of all finished products sold by Potash, Phosphate, Mosaic Fertilizantes and India/China.
(h)Includes crop nutrient dry concentrates and animal feed ingredients.
(i)Includes finished goods sales of feed and other products.
(j)Amounts are representative of our average ammonia costs in cost of goods sold.
(k)Amounts are representative of our average sulfur costs in cost of goods sold.
(l)Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.
(m)Includes K-Mag, and Aspire finished performance products.
(n)MOP cash costs of production are reflective of actual costs during the period excluding brine management costs, depreciation, depletion, accretion, carbon-based and Canadian resource tax, idle and turnaround costs. Total Production costs for MOP production excludes K-Mag costs, Aspire raw material costs and incremental Aspire operating costs.
(o)Excludes industrial and feed sales. Price has been calculated using the average monthly foreign exchange rate.
(p)Includes $158 million related to the closure of the Esterhazy K1 and K2 mine shafts in Q2 2021.
(q)Includes sales volumes of phosphate and potash nutrients purchased from other Mosaic segments and Canpotex.
(r)Includes intersegment sales.
(s)Total production costs less depreciation, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of finished phosphate production in the period.
(t)Total production cost less depreciation/depletion, ARO costs including accretion and idle and turnaround costs divided by metric tonnes of rock produced in the period.
(u)Tax impact is based on our expected annual effective rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit from) income taxes less equity in net earnings (loss) of nonconsolidated companies, net of dividends. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Consolidated Net Income (Loss)	$437	$372	$665	$1,182	$1,036	$842	$523	$435
Less: Consolidated Interest Expense, Net	(37)	(48)	(39)	(40)	(34)	(31)	(34)	(41)
Plus: Consolidated Depreciation, Depletion & Amortization	204	186	214	226	245	229	233	220
Plus: Accretion Expense	19	17	19	20	20	19	22	23
Plus: Share-Based Compensation Expense (Benefit)	4	5	6	16	(1)	6	6	12
Plus: Consolidated Provision for (Benefit from) Income Taxes	116	177	245	372	369	277	206	118
Less: Equity in net earnings (loss) of nonconsolidated companies, net of dividends	(4)	(1)	20	31	36	72	57	6
Plus: Notable Items	8	163	59	(374)	361	354	84	(66)
Consolidated Adjusted EBITDA	$829	$969	$1,227	$1,451	$2,028	$1,686	$1,051	$777

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization, plus asset retirement obligation accretion, plus foreign exchange gain (loss), plus other income (expense), plus dividends from equity investments, less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.